MUNIYIELD
MICHIGAN
INSURED
FUND, INC.



FUND LOGO



Annual Report

October 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield Michigan Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1999, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.846 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.08%, based on a month-end net asset value of $13.91 per share. Over the same period, the total investment return on the Fund's Common Stock was -6.13%, based on a change in per share net asset value from $15.93 to $13.91, and assuming reinvestment of $0.902 per share ordinary income dividends and $0.160 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -7.36%, based on a change in per share net asset value from $15.48 to $13.91, and assuming reinvestment of $0.410 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.09%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
With tax-exempt bond yields at their highest levels in more than two years, we viewed the recent rise in tax-exempt interest rates as an opportunity to add higher-yielding issues to the portfolio and to seek to enhance the Fund's dividend into the coming years. The ability to purchase municipal bonds at yields equal to, or in some cases above, taxable US Treasury yields has not been available since late 1994. History suggests that whenever tax-exempt bond yields rise near or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns during the following six months--twelve months.

Recent interest rate increases by the Federal Reserve Board have largely restored investor confidence that US inflation will not be allowed to rise significantly. Some decline in economic growth, particularly in the housing and retail sectors, can already be seen in response to interest rate increases in recent months. Consequently, we adopted a slightly above neutral portfolio structure in an effort to take advantage of the expected decline in interest rates in the coming months and to recapture much of the losses incurred recently.

During most of the period, short-term tax-exempt bond yields averaged approximately 3.375%. Short-term municipal bond yields have been much more stable than those associated with 25-year--30-year maturity issues. This has resulted in a significant incremental yield paid to Common Stock shareholders as a result of the Fund's leverage. As the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond rates are expected to remain near their current levels. However, should the spread between long-term and short-term tax-exempt rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


In Conclusion
On September 21, 1999, MuniYield Michigan Insured Fund, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc. in exchange for newly issued shares of MuniYield Michigan Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



December 7, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders'
meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:
                                                                            Shares       Shares Voted     Shares Voted
                                                                          Voted For        Against          Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.     4,131,491        239,438          257,528

During the six-month period ended October 31, 1999, MuniYield
Michigan Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted      Shares Voted     Shares Voted
                                                                            For             Against          Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.       1,796             42                9




MuniYield Michigan Insured Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




MuniYield Michigan Insured Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Michigan--99.4%
AAA     Aaa      $1,210   Big Rapids, Michigan, Public Schools District, GO, Refunding,
                          5% due 5/01/2019 (e)                                                                 $   1,059

AAA     Aaa       1,250   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (c)(f)                      1,326

AAA     Aaa       1,000   Decatur, Michigan, Public Schools, Van Burn-Cass Counties, GO, 5% due 5/01/2024 (e)        861

NR*     P1        2,000   Delta County, Michigan, Economic Development Corporation, Environmental Improvement
                          Revenue Refunding Bonds (Mead-Escanaba Paper), DATES, Series D, 3.50% due
                          12/01/2023 (a)                                                                           2,000

                          Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien, Series A (d):
AAA     Aaa       3,220     5% due 7/01/2021                                                                       2,807
AAA     Aaa       3,550     5% due 7/01/2027                                                                       3,039

AAA     Aaa       5,000   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25%
                          due 7/01/2012 (c)                                                                        5,310

AAA     Aaa       1,000   Eastern Michigan University, General Revenue Refunding Bonds,
                          6.375% due 6/01/2014 (b)                                                                 1,049

AAA     Aaa       4,500   Grand Ledge, Michigan, Public Schools District, GO, 6.60% due 5/01/2004 (d)(f)           4,926

AAA     Aaa       3,000   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, 6.25%
                          due 1/01/2011 (c)                                                                        3,115

                          Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson Healthcare),
                          Series A (b):
AAA     Aaa       2,000     6.25% due 7/01/2002 (f)                                                                2,127
AAA     Aaa       2,500     5.50% due 7/01/2018                                                                    2,350
AAA     Aaa       1,665     6.25% due 7/01/2022                                                                    1,674

AAA     Aaa       1,000   Grandville, Michigan, Public Schools District, GO, Refunding,
                          6.60% due 5/01/2005 (c)(f)                                                               1,096

                          Greenville, Michigan, Public Schools, GO:
AAA     Aaa       2,500     5.75% due 5/01/2004 (d)(f)                                                             2,631
AAA     Aaa       1,500     Refunding, 5% due 5/01/2024 (e)                                                        1,291

AAA     Aaa       1,700   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Bonds
                          (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)(h)                          1,696

AAA     Aaa       1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist Hospital), 5.75% due 5/15/2016 (d)    1,461

                          Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                          Bonds (Bronson Methodist Hospital)(d):
NR*     Aaa       1,750     5.25% due 5/15/2018                                                                    1,588
NR*     Aaa       2,250     RIB, Series 138, 7.17% due 5/15/2028 (g)                                               1,872

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds (Butterworth
                          Health Systems), Series A, 5.625% due 1/15/2006 (d)(f)                                   2,106

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds
                          (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                                2,294


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes




MuniYield Michigan Insured Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Michigan (continued)
AAA     Aaa      $4,000   Lakeshore, Michigan, Public Schools, GO, 5.70% due 5/01/2022 (d)                     $   3,856

AAA     Aaa       1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties, GO,
                          Refunding, 6% due 5/01/2005 (b)(f)                                                       1,067

AAA     Aaa       2,000   Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(f)                     2,248

AAA     VMIG1++     100   Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, VRDN,
                          AMT, Series XII-D, 3.55% due 10/01/2015 (a)(b)                                             100

                          Michigan Municipal Bond Authority Revenue Bonds:
AA+     Aa1       1,500     (Drinking Water Revolving Fund), 4.75% due 10/01/2020                                  1,250
AA+     Aa1       2,000     (State Revolving Fund), Series A, 6.60% due 10/01/2002 (f)                             2,153

                          Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government Loan
                          Program), Series A:
AAA     Aaa       1,035     6.50% due 5/01/2012 (b)                                                                1,103
AAA     Aaa       1,870     6.50% due 11/01/2012 (d)                                                               1,993
AAA     Aaa       5,000     6.125% due 12/01/2018 (c)                                                              5,061

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
AAA     Aaa       5,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (d)                         5,018
AAA     Aaa       2,500     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (d)                             2,655
NR*     VMIG1++   1,000     (Mount Clemens Hospital), VRDN, 3.50% due 8/15/2015 (a)                                1,000
AAA     Aaa       1,100     (Sisters of Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                     1,108

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
A       A1        5,000     (Ford Motor Company Project), Series A, 6.55% due 10/01/2022                           5,183
BBB     Ba1       2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                                 2,518

                          Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                          (Detroit Edison Company):
AAA     Aaa       2,500     AMT, Series A, 5.55% due 9/01/2029 (d)                                                 2,277
A1+     P1          700     VRDN, Series CC, 3.55% due 9/01/2030 (a)                                                 700

AAA     Aaa       4,000   Michigan State Trunk Line Revenue Refunding Bonds, Series A, 4.75% due 11/01/2020 (d)    3,365

AAA     Aaa       1,835   Mona Shores, Michigan, School District, GO, 5.80% due 5/01/2017 (c)                      1,817

AAA     Aaa       7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                          Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)         8,460

                          Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT (d):
AAA     Aaa       4,500     Series CC, 6.55% due 6/01/2024                                                         4,668
AAA     Aaa       1,500     Series I-B, 6.55% due 9/01/2024                                                        1,558

AAA     Aaa       1,000   Oakland University, Michigan, Revenue Bonds, 5.75% due 5/15/2026 (d)                       966

AAA     Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90% due 5/01/2006 (c)(f)               1,991

AAA     Aaa       5,925   Riverview, Michigan, Community School District, GO, 6.70% due 5/01/2002 (c)(f)           6,326

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds:
AA      Aa3       2,620     (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                            2,703
AA      VMIG1++   1,000     (William Beaumont Hospital), VRDN, Series L, 3.50% due 1/01/2027 (a)                   1,000

AAA     Aaa       7,000   Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison Co.
                          Project), Series AA, 6.40% due 8/01/2024 (b)                                             7,229

AAA     Aaa       3,500   Southgate, Michigan, Community School District, GO, 5% due 5/01/2025 (c)                 3,009

AAA     Aaa       3,725   Three Rivers, Michigan, Community Schools, GO, Refunding, 5% due 5/01/2023 (e)           3,221

A1+     VMIG1++     600   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A, 3.50% due
                          12/01/2027 (a)                                                                             600


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Michigan (concluded)
A1+     VMIG1++  $2,000   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                          Series A, 3.50% due 12/01/2019 (a)                                                   $   2,000

A1+     VMIG1++   1,300   University of Michigan, University Revenue Bonds (Medical Service Plan),
                          VRDN, Series A, 3.50% due 12/01/2027 (a)                                                 1,300

A1+     VMIG1++     500   University of Michigan, University Revenue Refunding Bonds (Medical Service Plan),
                          VRDN, Series A-1, 3.50% due 12/01/2021 (a)                                                 500

AAA     Aaa       1,500   Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due 11/01/2026 (e)                1,338

NR*     NR*       2,500   Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT, Series 68, 6.845% due
                          12/01/2017 (d)(g)                                                                        2,114

AAA     Aaa       4,375   Wayne State University, Michigan, University Revenue Refunding Bonds, 5.125% due
                          11/15/2029 (c)                                                                           3,802

AAA     Aaa       2,000   West Branch-Rose City, Michigan, GO, 5.50% due 5/01/2024 (c)                             1,928

AAA     Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,586


Puerto Rico--2.0%


NR*     NR*       3,500   Puerto Rico, Insured Trust Receipts, RITR, 7.02% due 7/01/2027 (d)(g)                    3,023

Total Investments (Cost--$154,776)--101.4%                                                                       155,472

Liabilities in Excess of Other Assets--(1.4%)                                                                     (2,108)
                                                                                                                --------
Net Assets--100.0%                                                                                              $153,364
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(h)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating issued by Moody's Investors Service,
   Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:
                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             83.0%
AA/Aa                                4.0
A/A                                  3.4
BBB/Baa                              1.6
NR (Not Rated)                       3.4
Other++                              6.0

[FN]
++Temporary investments in short-term municipal securities.


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$154,775,966) (Note 1a)                         $155,472,075
                    Cash                                                                                          56,887
                    Interest receivable                                                                        3,079,929
                    Prepaid expenses and other assets                                                              7,004
                                                                                                            ------------
                    Total assets                                                                             158,615,895
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  5,000,000
                      Dividends to shareholders (Note 1e)                                       125,694
                      Investment adviser (Note 2)                                                74,048        5,199,742
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        52,515
                                                                                                            ------------
                    Total liabilities                                                                          5,252,257
                                                                                                            ------------

Net Assets:         Net assets                                                                              $153,363,638
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,431,634 shares
                      issued and outstanding)                                              $    743,163
                    Paid-in capital in excess of par                                        103,660,153
                    Undistributed investment income--net                                      1,400,295
                    Accumulated realized capital losses on investments--net                  (1,334,707)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                               (1,801,375)
                    Unrealized appreciation on investments--net                                 696,109
                                                                                           ------------
                    Total--Equivalent to $13.91 net asset value per
                    share of Common Stock (market price--$12.1875)                                           103,363,638
                                                                                                            ------------
                    Total capital                                                                           $153,363,638
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  8,945,615
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    811,194
                    Commission fees (Note 4)                                                    126,863
                    Professional fees                                                            97,802
                    Transfer agent fees                                                          61,560
                    Accounting services (Note 2)                                                 40,471
                    Directors' fees and expenses                                                 28,629
                    Listing fees                                                                 16,206
                    Printing and shareholder reports                                             14,031
                    Custodian fees                                                               10,568
                    Pricing fees                                                                  8,950
                    Other                                                                        15,830
                                                                                           ------------
                    Total expenses                                                                             1,232,104
                                                                                                            ------------
                    Investment income--net                                                                     7,713,511
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (124,051)
Unrealized          Change in unrealized appreciation on investments--net                                    (13,181,186)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (5,591,726)
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                            1999               1998
Operations:         Investment income--net                                                 $  7,713,511     $  7,931,192
                    Realized gain (loss) on investments--net                                   (124,051)       2,178,434
                    Change in unrealized appreciation on investments--net                   (13,181,186)       1,189,382
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (5,591,726)      11,299,008
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,322,552)      (6,148,457)
Shareholders          Preferred Stock                                                        (1,326,180)      (1,563,380)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                                   --               --
                      Preferred Stock                                                                --               --
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (1,552,255)        (266,100)
                      Preferred Stock                                                          (249,120)        (202,440)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (9,450,107)      (8,180,377)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 894,471               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (14,147,362)       3,118,631
                    Beginning of year                                                       167,511,000      164,392,369
                                                                                           ------------     ------------
                    End of year*                                                           $153,363,638     $167,511,000
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,400,295     $  1,335,516
                                                                                           ============     ============
                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998       1997      1996      1995
Per Share           Net asset value, beginning of year                $  15.93   $  15.51  $  15.16  $  15.13   $  13.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.04       1.07      1.09      1.11       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                     (1.79)       .46       .33       .03       1.71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.75)      1.53      1.42      1.14       2.84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.85)      (.83)     (.84)     (.87)      (.86)
                      Realized gain on investments--net                     --         --        --        --       (.26)
                      In excess of realized gain on investments--net      (.21)      (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.06)      (.87)     (.84)     (.87)     (1.12)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.18)      (.21)     (.23)     (.24)      (.23)
                        Realized gain on investments--net                   --         --        --        --       (.06)
                        In excess of realized gain on
                        investments--net                                  (.03)      (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.21)      (.24)     (.23)     (.24)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.91   $  15.93  $  15.51  $  15.16   $  15.13
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $12.1875   $ 15.875  $  14.50  $  14.25   $  13.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (17.47%)    16.03%     8.00%    12.14%     23.73%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (6.13%)     8.85%     8.58%     6.45%     20.20%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.09%      1.06%     1.06%     1.09%      1.16%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Common Stock:    Total investment income--net**                       6.85%      6.90%     7.09%     7.28%      8.13%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         1.18%      1.36%     1.48%     1.58%      1.64%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.67%      5.54%     5.61%     5.70%      6.49%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .76%       .74%      .74%      .75%       .78%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:++**     Total investment income--net                         4.75%      4.79%     4.96%     5.03%      5.44%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            2.66%      3.13%     3.39%     3.53%      3.34%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $103,364   $117,511  $114,392  $111,834   $111,600
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 50,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.71%     41.65%    16.68%    21.82%     41.11%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,067   $  3,350  $  3,288  $  3,237   $  3,232
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    663   $    782  $    849  $    882   $    836
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.
October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contractsfor delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

MuniYield Michigan Insured Fund, Inc.
October 31, 1999

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $65,333,089 and $65,325,585, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized gains as of October 31, 1999 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments              $ (561,606)   $   696,109
Financial futures contracts           437,555             --
                                   ----------    -----------
Total                              $ (124,051)   $   696,109
                                   ==========    ===========

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $696,109, of which $5,055,455 related to appreciated securities and $4,359,346 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $154,775,966.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1999 increased by 57,164 as a result of dividend reinvestment and for the year ended October 31, 1998 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 2.00%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $78,154 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $1,364,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 21, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.



MuniYield Michigan Insured Fund, Inc.
October 31, 1999

<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(ERNST & YOUNG)

MetroPark, New Jersey
December 3, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during its taxable year ended October
31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                      Payable          Ordinary       Long-Term
                                                        Date            Income      Capital Gains*
Common Stock Shareholders                             12/30/98          $.050386        $.159828

Preferred Stock Shareholders:                         11/04/98            --            $18.88
                                                      11/12/98          $13.25          $15.83
                                                      11/18/98          $ 8.28          $10.27
                                                      11/25/98          $10.01          $12.79
                                                      12/02/98          $ 9.14          $12.44
                                                      12/09/98          $ 4.99          $ 8.68

*All of the distributions are subject to the 20% tax rate.

Please retain this information for your records.


MuniYield Michigan Insured Fund, Inc.
October 31, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



YEAR 2000 ISSUES (UNAUDITED)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MIY